Contingencies and Commitments	12 Months Ended
Dec. 31, 2014
Contingencies and Commitments
Contingencies and Commitments

26.Contingencies and Commitments

a)Supplier contract

In order to better manage the Group’s unit costs and to secure adequate and timely supply of polysilicon and silicon wafers during the periods of shortages of polysilicon and silicon wafer supplies, the Group entered into a number of multi-year supply agreements in amounts that were expected to meet the Group’s anticipated production needs. As a condition to its receiving the raw materials under those agreements, and in line with industry practice, the Group was required to, and has made prepayments for all, or a portion, of the total contract price to the suppliers, which are then offset against future purchases. The Group has completed re-negotiating certain of its supplier arrangements and is currently in the process of re-negotiating the remaining prepayment obligations with its suppliers.

Set out below are the Group’s fixed obligations under these multi-year contracts including “take or pay” arrangements.

Obligations under Multi-year Supply Agreements, including “Take or Pay” Supply Agreements

The Group’s multi-year supply agreements with some suppliers are structured as fixed price and quantity “take or pay” arrangements which allow the supplier to invoice the Group for the full stated purchase price of polysilicon or silicon wafers the Group is obligated to purchase each year, whether or not the Group actually purchases the contractual volume. In the years ended December 31, 2013 and 2014, the Company failed to perform purchase obligations of RMB 259 million and 507 million, respectively, under a take-or-pay supply agreement with Supplier D, as it is currently renegotiating with Supplier D. While its take-or-pay arrangements pursuant to certain LTAs are characterized as unconditional purchase commitments which require disclosure under ASC 440-10-50-2 and 4, a separate assessment is performed to determine whether losses should be accrued on those inventory purchase commitments in accordance with ASC 330-10-35-17 to 18. (Refer to Note 2(g) and Note 7 Inventories).

In addition to the “take or pay” supply agreements, the Group has also entered into other multi-year supply agreements to purchase fixed volumes of polysilicon or silicon wafers from certain suppliers. Under these agreements, the purchase price is to be periodically adjusted based on prevailing market price or relevant energy price index. Purchases made under “take or pay” agreements amounted to RMB 1,098,601, RMB 957,358 and RMB 1,581,048 for the years ended December 31, 2012, 2013 and 2014, respectively. The Group’s future obligations under multi-year supply agreements, including “take or pay” supply agreements are as follows:

	“Take or pay” supply agreements	Other Multi-year supply agreements *	Total
	(in RMB)	(in RMB)	(in RMB)
Twelve Months Ending December 31
2015	2,674,655	299,788	2,974,443
2016	1,634,874	382,227	2,017,101
2017	1,598,344	—	1,598,344
2018	1,561,813	—	1,561,813
2019	1,525,283	—	1,525,283
Thereafter	761,816	—	761,816
Total	9,756,785	682,015	10,438,800

* includes only purchase commitments with fixed or minimum price provisions.

In addition, the Group has also entered into other supply agreements with variable price provisions, under which the purchase price is based on market prices with price adjustment terms. The Group has committed to purchase polysilicon and silicon wafers with the quantity of 0 metric tons and 720 million pieces respectively during 2015 to 2017, which are with variable price provisions and not included in the above table.

Outstanding supplier advances made to suppliers with whom the Group has entered into “take or pay” arrangements amounted to RMB 732,394 and RMB 561,363 as of December 31, 2013 and 2014, respectively.

If the Group fails to meet the obligations, including purchase quantity commitments, under the amended agreements and are unable to further renegotiate the terms of these multi-year supply agreements, the Group may be forced to forfeit certain prepayment amounts and be subject to claims or other disputes which could materially and adversely affect the Group’s results of operations, and financial position.

b)Long-term supply contract with Supplier D

The Group entered into a long-term polysilicon supply contract with supplier D in March 2011 and the agreement is structured as fixed price and quantity “take or pay” arrangement from 2013 to 2020. Under the long-term supply contract, the Group is required to make the advance payments and purchase a contracted minimum volume of polysilicon at predetermined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2013. Due to significant decrease of silicon price in the market and uncertainties brought by anti-dumping and anti-subsidy tariff imposed after the supply contract was signed, the Group believes the performance of the contract is commercially unreasonable and therefore, the Group did not make the full advance payment and accept any delivery in 2013 and 2014. On March 31, 2015, such supplier gave notice to the Group to terminate the longer-term polysilicon supply contract with immediate effect. Supplier D stated that the reason for the termination was an alleged breach of the supply contract by the Group and demanded that the Group pay US$921 million, which are comprised of the remaining advance prepayments, take-or-pay for the period from 2013 to 2020 and the financial penalty for the late payments till March 31, 2015. The Group is still in the process of renegotiating with such supplier on various terms. The Group also assessed whether there would be loss on firm purchase commitments by applying a methodology similar to that used in the lower of cost or market evaluation with respect to inventory, and concluded that no loss provision under the LTA with Supplier D should be provided as of December 31, 2013 and 2014 (Refer to Note 7 Inventories). However, the Group’s efforts to renegotiate with such supplier may not be successful. As of December 31, 2014, the Group has made a full provision against the balance of advance payment of RMB63.3 million (US$10.2 million) made to such supplier under the long-term supply contract. The Group may also be subject to lawsuit or other forms of dispute resolutions and be exposed to potential judgment of damages if the Group’s renegotiation efforts are unsuccessful, which may have a material and adverse effect on the Group’s business, financial condition, results of operations and prospects. At this point, the Group assessed the loss is probable. However, it cannot reasonably estimate the amount of probable loss and low end of range is zero.

c)Operating lease commitments

As of December 31, 2014, the Group has several operating lease agreements to lease certain assets, including offices, dormitory and land. These non-cancelable operating leases expire from July 2010 to May 2017, with rental fees that approximates market rents.

Future minimum obligations for operating leases are as follows:

(in RMB)
2015	65,387
2016	41,751
2017	1,790
2018	—
Thereafter	—
Total	108,928

Rent expense under all operating leases was RMB 23,357, RMB 53,422 and RMB 61,950, for the years ended December 31, 2012, 2013 and 2014, respectively.

d)Capital expenditure

As of December 31, 2014, the Group had contracted for capital expenditure on machinery and equipment of RMB 427,420.